Supplement dated January 13, 2009 to the prospectuses dated May 1, 2008 of Seligman Income and Growth Fund, Inc. (the "Seligman Fund")


On January 8, 2009, the Seligman Fund's Board of Directors approved in principle the merger of the Seligman Fund into RiverSource Balanced Fund (the "RiverSource Fund"), which seeks to provide shareholders with a balance of growth of capital and current income. Both the Seligman Fund and the RiverSource Fund invest primarily in a combination of equity and fixed income securities. Under normal market conditions, the RiverSource Fund will invest at least 40% of its total assets in common stocks and no less than 25% in debt securities. Although the Seligman Fund's strategy does not specify investment thresholds for equity and fixed income securities, as of December 31, 2008, approximately 67% of the Fund's portfolio was invested in equity securities and approximately 33% was invested in fixed income securities. More complete information about the RiverSource Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Seligman Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

For more information about the RiverSource Fund, please call 1-888-791-3380 or visit the RiverSource website at http://www.riversource.com/funds for a prospectus.